UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)
(858) 410-8000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

1.

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On June 15, 2006, Gen-Probe Incorporated (“Gen-Probe”) entered into a Short Form Settlement Agreement (the “Agreement”) with Bayer HealthCare LLC (“Bayer”) related to the settlement of patent litigation filed by Gen-Probe against Bayer in the United States District Court for the Southern District of California. The Agreement became a binding and enforceable legal obligation of each party upon approval by both parties’ boards of directors, which occurred on June 20, 2006. The parties will negotiate final, definitive written documentation with respect to the settlement (the “Definitive Settlement Agreement”) within thirty (30) days of the effective date of the Agreement.
Pursuant to the terms of the Agreement, Gen-Probe will withdraw its patent litigation against Bayer and grant Bayer immunity from suit for all current Bayer nucleic acid diagnostic products. Gen-Probe has also agreed not to assert four specified patents against future Bayer products. Also, Bayer will grant Gen-Probe immunity from suit under certain Bayer patents with respect to Gen-Probe’s current TIGRIS instrument and future instruments. Each party will grant the other certain additional licenses and options. The parties have also agreed to a final decision in the arbitration proceedings pending against them that incorporates the interim awards previously awarded by the arbitrator, relieves Bayer of its obligation to reimburse Gen-Probe $2.0 million for legal expenses and otherwise terminates the arbitration proceedings.
As part of the Agreement, Bayer will pay Gen-Probe $5.0 million within 15 days of execution of the Definitive Settlement Agreement. Additionally, Bayer will pay $10.3 million as a one-time royalty for the calendar year 2007 if Bayer sells any product subject to the Gen-Probe patents on or after January 1, 2007 and Bayer will also pay $16.4 million as a one-time royalty for the calendar year 2008 if Bayer sells any product subject to the Gen-Probe patents on or after January 1, 2008. Subject to these payments, Bayer’s rights to the related Gen-Probe patents will be fully paid-up and royalty free.
Gen-Probe’s press release with respect to this matter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished with this current report.

Exhibit
No.	Description
99.1	Press release of Gen-Probe Incorporated dated June 22, 2006 concerning the Settlement Agreement with Bayer HealthCare LLC.

2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen-Probe Incorporated
	By:	/s/ R. WILLIAM BOWEN
Date: June 22, 2006		R. William Bowen
Vice President and General Counsel

3.